Exhibit 10.62
                              TERMINATION AGREEMENT

           Reference is made to that Certain Capital Contribution agreement, dated as of January 28, 1999 (the "Agreement"), by and among Harvest Partners III, L.P. ("Harvest Partners"), LIH Holdings III, LLC and Heller Financial, Inc., as Agent ("Agent").

           The parties to the Agreement hereby agree that, on and as of November 14, 2000 and subject to the prior execution and delivery by Harvest Partners, Lund International Holdings, Inc., Lund Industries, Incorporated, Deflecta-Shield Corporation, Belmor Autotron Corp., DFM Corp., Auto Ventshade Company, Smittybilt, Inc. to Agent of, and the prior effectiveness of, a new Capital Call Agreement in form and substance satisfactory to Agent, the Agreement and all obligations of the parties pursuant thereto shall terminate and be of no further force and effect.

           IN WITNESS WHEREOF, the parties to the Agreement have caused this Termination of Agreement to be executed and delivered as of the date first above written.



                                          HARVEST PARTNERS III L.P.


                                          By:  /s/ Ira D. Kleinman
                                               ---------------------------------
                                          Title:  /s/ General Partner
                                                  ------------------------------



                                          LIH HOLDINGS III.LLC


                                          By:  /s/ Ira D. Kleinman
                                               ---------------------------------
                                          Title:
                                                 -------------------------------


                                          HELLER  FINANCIAL, INC., as Agent


                                          By:  /s/ Marc A. Pressler
                                               ---------------------------------
                                          Title:  Vice President
                                               ---------------------------------